Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SEC.

CROSS-LICENSE AGREEMENT

This Cross-License Agreement is made by and between OncoSec Medical Incorporated (“ONCSD”), a Nevada corporation, with its principal place of business at 8th Floor - 200 Virginia Street, Reno NV 89501, and Inovio Pharmaceuticals, Inc. (“INO”), a Delaware corporation, with its principal place of business at 1787 Sentry Parkway West, Building 18, Suite 400, Blue Bell, PA 19422.

WHEREAS, ONCSD owns or controls certain intellectual property related to electroporation facilitated delivery of chemotherapeutic agents, or nucleic acids encoding cytokines for use as active agent only, into tumors and/or surrounding tissue (or tumor margin tissue) in humans for the treatment and diagnosis of benign and malignant tumors, and wishes to provide a license thereunder to INO;

WHEREAS, INO owns or controls certain intellectual property related to various electroporation devices and their use, and wishes to provide a license thereunder to ONCSD; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.       DEFINITIONS

1.1           AFFILIATE means any corporation, firm, limited liability company, partnership, or other entity that directly or indirectly controls, or is controlled by, or is under common control with a Party to this AGREEMENT. For the purpose of this definition, “control” means ownership, directly or through one or more AFFILIATES, of fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) or more of the equity interests in the case of any other type of legal entity, or status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

1.2           AGREEMENT means this Cross-License Agreement made by and between OncoSec Medical Incorporated (“ONCSD”) and Inovio Pharmaceuticals, Inc. (INO), including any recitals and Schedules to this agreement, as amended, supplemented or restated from time to time.

1.3           EFFECTIVE DATE means the date on which ONCSD and INO have both fully executed this AGREEMENT.

1.4           EXCLUDED PROCEEDS means all proceeds reasonably and fairly attributable to bona fide [*****]

CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SEC.

[*****]

1.5           FAIR MARKET VALUE means the cash consideration which ONCSD or a sublicensee thereof would realize from an unaffiliated, unrelated buyer in an arm’s length sale of an identical item sold in the same quantity and at the same time and place of the transaction.

1.6           INO FIELD means the use of electroporation to deliver genes and/or nucleic acids, outside of those encoding cytokines as active agent only.

1.7           INO PATENT RIGHTS means the rights conferred by the patents listed in Appendix B, including rights to any continuation, continuation-in-part, divisional, renewal, reissue, reexamination, derivative, and foreign counterpart patents thereof.

1.8           NET SALES means the gross amount invoiced for SALES, less qualifying costs directly attributable to such SALES and actually identified on the invoice and borne by ONCSD or its sublicensee(s).  Such qualifying costs shall be limited to the following:

1.8.1        [*****]

1.8.2        [*****]

1.8.3        [*****]

1.8.4        [*****]

1.8.5        [*****]

For clarity, NET SALES shall specifically exclude all EXCLUDED PROCEEDS.

1.9           ONCSD FIELD means the use of electroporation to facilitate delivery of chemotherapeutic agents, or nucleic acids encoding cytokines for use as active agent only, into tumors and/or surrounding tissue (or tumor margin tissue) in humans for the treatment and diagnosis of benign and malignant tumors.

1.10         ONCSD PATENT RIGHTS means the rights conferred by the patents listed in Appendix A, including rights to any continuation, continuation-in-part, divisional, renewal, reissue, reexamination, derivative, and foreign counterpart patents thereof.

CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SEC.

1.11         PATENTS mean any U.S. and foreign patents, patent applications, and provisional patent applications; U.S. and foreign patents issued from such applications and from any divisional, continuations, or continuations-in-part; reexamination, derivative, and any renewals or reissues thereof.

1.12         SALE means any bona fide transaction for which consideration is received or promised for the sale, use, lease, transfer or other disposition of SECTA TECHNOLOGY to an unrelated third party. A SALE of SECTA TECHNOLOGY shall be deemed completed at the time ONCSD or its sublicensee receives payment for such SECTA TECHNOLOGY.

1.13         SECTA shall mean electroporation facilitated delivery of chemotherapeutic agents, or nucleic acids encoding cytokines for use as active agent only, into tumors and/or surrounding tissue (or tumor margin tissue) in humans for the treatment and diagnosis of benign and malignant tumors.

1.14         SECTA BUSINESS shall mean:

1.14.1      any products or services that are made or designed from or with the aid of the SECTA Technology; or

uses of  the SECTA Technology.

1.15         SECTA TECHNOLOGY means all SECTA related technologies, inventions, arts, processes, business methods, developments, patent rights, know-how, registrations, applications for registration, data, information (financial or otherwise), products, devices, documentation, engineering and quality documentation, moulds, machinery, diagrams, and inventory and other intellectual, industrial, tangible or intangible property relating primarily to the Field of Use, whether or not patented or the subject of a patent application, including all trademarks, brands and know-how.

2.             LICENSE GRANT

2.1           ONCSD hereby grants to INO a fully paid up, exclusive, worldwide license in the INO FIELD under the ONCSD PATENT RIGHTS (the “ONCSD LICENSE”).

2.2           INO hereby grants to ONCSD a non-exclusive, worldwide license in the ONCSD FIELD under the INO PATENT RIGHTS (the “INO LICENSE”).

3.             FEES AND ROYALTIES

3.1           Fees

3.1.1        INO Fees

3.1.1.1       For avoidance of doubt, INO does not owe ONCSD any upfront fees [*****] in exchange for the ONCSD LICENSE.

CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SEC.

3.1.1.2       ONCSD Fees

3.1.1.3       For avoidance of doubt, ONCSD does not owe any upfront fees [*****] in exchange for the INO LICENSE.

3.1.1.4       ONSC shall pay to INO [*****] of any fee or payment in cash or equity that ONSC receives in return for a sublicense to a third party of the INO PATENT RIGHTS, but excludes any amounts received by ONSC as a form of investment or financing.

3.1.1.5       ONCSD shall pay and/or reimburse INO for any amounts [*****] that is a direct result of this non-exclusive license to ONCSD.

3.2           Royalties

3.2.1        INO Royalties

3.2.1.1       For avoidance of doubt, INO does not owe ONCSD any royalty fees in exchange for the ONCSD LICENSE.

3.2.2        ONCSD Royalties

3.2.2.1       In exchange for the INO LICENSE, ONCSD shall pay to INO a royalty of [*****] on NET SALES of SECTA BUSINESS.

3.3           Currency, Payment Method.

3.3.1        All dollar amounts referred to in this AGREEMENT are United States dollars.  All payments to INO under this AGREEMENT shall be made in United States dollars by check payable to “Inovio Pharmaceuticals.”

3.3.2        Amounts that are not paid when due shall accrue interest from the due date until paid, at a rate equal to [*****] per month (or maximum allowed by law, if less).

4.             CONFIDENTIALITY

4.1           CONFIDENTIAL INFORMATION means and includes all technical and business information, plans, inventions, developments, discoveries, improvements, software, know-how, procedures, methods, techniques, formulae, data, processes, studies, and other proprietary ideas, whether or not patentable or copyrightable, that a party hereto identifies as confidential or proprietary at the time it is delivered or communicated to the other party hereto, or any other information that should reasonably be recognizable by its nature to be confidential or trade secret information of a party (including, without limitation, information respecting such party’s business plans, sales and sales methods, customers and prospective customers). CONFIDENTIAL INFORMATION should be in writing and marked confidential or, if oral, should be reduced to writing within two weeks of disclosure and marked confidential.

4.2           Each party shall maintain in confidence and not disclose to any third party any CONFIDENTIAL INFORMATION of the other party for the term of this AGREEMENT and for five (5) years thereafter.  Each party shall ensure that its employees have access to CONFIDENTIAL INFORMATION of the other party only on a need-to-know basis, and are obligated to abide by such party’s obligations under this AGREEMENT.  The foregoing obligation shall not apply to the below exceptions:

4.2.1        information that is known to the receiving party prior to the time of disclosure, and was not received directly or indirectly from the disclosing party hereunder in violation of a confidentiality obligation, unless received subject to non-disclosure and non-use obligations, or independently developed by or for the receiving party, without exposure to or benefit of the disclosing party’s CONFIDENTIAL INFORMATION, in each case, to the extent evidenced by written records;

4.2.2        information disclosed to the receiving party, without restriction, by a third party that has a right to make such disclosure;

4.2.3        information that was or becomes patented, published or otherwise part of the public domain as a result of acts by the disclosing party or a third person developing or obtaining such information as a matter of right; and

4.2.4        information which the disclosing party permits, in writing, the receiving party to publicly disclose.

4.3           If a receiving party is required to disclose any of the disclosing party’s CONFIDENTIAL INFORMATION by order of a governmental authority or a court of competent jurisdiction; the receiving party shall timely inform its disclosing party, reasonably cooperate at the disclosing parties expense with any reasonable action the disclosing party takes to attempt to obtain confidential treatment of such information by the authority or court, and limit its disclosure of such information to the extent practical.

5.             TERM AND TERMINATION

5.1           This AGREEMENT, unless sooner terminated as provided in this AGREEMENT, shall terminate upon the earlier of: (a) the expiration or abandonment of the last patent that is either a patent of INO PATENT RIGHTS or ONCSD PATENT RIGHTS; or (b) twenty (20) years after the EFFECTIVE DATE.

5.2           ONCSD may terminate this AGREEMENT upon thirty (30)-days written notice to INO; and by completing all the following:

CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SEC.

5.2.1        ceasing to make, have made, use, import, sell and offer for sale all products or services covered by the INO PATENT RIGHTS;

5.2.2        terminating all sublicenses relating to the INO PATENT RIGHTS, and causing all sublicensees to cease making, having made, using, importing, selling and offering for sale all products and services covered by the INO PATENT RIGHTS; and

5.2.3        paying all monies owed to INO under this AGREEMENT.

5.3           INO may terminate this AGREEMENT upon thirty (30)-days written notice to ONCSD; and by completing all the following:

5.3.1        ceasing to make, have made, use, import, sell and offer for sale all products or services covered by the ONCSD PATENT RIGHTS; and

5.3.2        terminating all sublicenses relating to the ONCSD PATENT RIGHTS, and causing all sublicensees to cease making, having made, using, importing, selling and offering for sale all products and services covered by the ONCSD PATENT RIGHTS.

5.4           ONCSD may terminate this AGREEMENT, upon ten (10)-days written notice to INO, if any of the following events of default occur:

5.4.1        INO experiences a Trigger Event (defined in Section 5.6, below);

5.4.2        INO materially breaches this AGREEMENT and does not cure the material breach within thirty (30) days after written notice of such material breach.

5.5           INO may terminate this AGREEMENT, upon ten (10)-days written notice to ONCSD, if any of the following events of default occur:

5.5.1        ONCSD is more than [*****] late in paying INO any royalties, expenses or any other monies due under this AGREEMENT and ONCSD does not immediately pay INO in full any amounts due upon written demand; or

5.5.2        ONCSD experiences a Trigger Event (defined in Section 5.6, below);

5.5.3        subject to 5.5.1, ONCSD materially breaches this AGREEMENT and does not cure the material breach within thirty (30) days after written notice of such material breach.

5.6           “Trigger Event” means any of the following:

5.6.1        If a Party:

5.6.1.1       becomes insolvent, bankrupt or generally fails to pay its material debts as such debts become due;

5.6.1.2       is adjudicated insolvent or bankrupt; admits in writing its inability to pay its debts; or shall suffer a custodian, receiver or trustee for it or substantially all of its property to be appointed and, if appointed without its consent, is not discharged within thirty (30) days of such appointment; or

5.6.1.3       makes an assignment for the benefit of creditors; or suffers proceedings under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or the release of debtors to be instituted against it and, if contested by it, not dismissed or stayed within thirty (30) days;

5.6.2        If proceedings under any United States law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment or the release of debtors are instituted or commenced by such Party;

5.6.3        If any order for relief is entered relating to any of the proceedings described in Section 5.6;

5.6.4        If such Party shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or

5.6.5        If such Party shall, by any act or failure to act, indicate its consent to, approval of or acquiescence in any of the proceedings described in Section 5.6.

5.7           Upon and after any termination of this AGREEMENT, ONCSD and any sublicensee thereof shall refrain from further manufacture, sale, marketing, importation and/or distribution of any product or service covered by the INO PATENT RIGHTS, and INO and any sublicensee thereof shall refrain from further manufacture, sale, marketing, importation and/or distribution of any product or service covered by the ONCSD PATENT RIGHTS.

5.8           Upon termination of this AGREEMENT, each (receiving) party shall, at the other (disclosing) party’s request, return to the other party all CONFIDENTIAL INFORMATION (except for one copy for archival purposes, to the extent required by law) of the other party provided hereunder.

5.9           Each party’s obligation to pay all monies owed and accruing as of the date of termination under this AGREEMENT shall survive termination of this AGREEMENT.

6.             IMPROVEMENTS TO INVENTIONS

6.1           When an improvement to the INO PATENT RIGHTS is conceived or reduced to practice by ONCSD and/or its sublicensee(s), ONCSD and/or its sublicense(s) hereby assign their entire right, title and interest in such improvement to INO.  Furthermore, ONCSD and/or sublicense(s) agree to cooperate with INO in obtaining patent protection to such improvement at INO’s cost, including but not limited to the execution of any and all lawful papers in the U.S. and foreign patent offices.  INO hereby grants ONCSD a license in ONCSD FIELD to such improvements and under any resulting patents related to such improvement under similar terms as that provided for INO PATENT RIGHTS under this AGREEMENT.

6.2           When an improvement to the ONCSD PATENT RIGHTS is conceived or reduced to practice by INO and/or its sublicensee(s), INO and/or its sublicense(s) hereby assign their entire right, title and interest in such improvement to ONCSD.  Furthermore, INO and/or sublicense(s) agree to cooperate with ONCSD in obtaining patent protection to such improvement at ONCSD’s cost, including but not limited to the execution of any and all lawful papers in the U.S. and foreign patent offices.  ONCSD hereby grants INO a license in INO FIELD to such improvements and under any resulting patents related to such improvement under similar terms as that provided for ONCSD PATENT RIGHTS under this AGREEMENT.

7.             INFRINGEMENT AND LITIGATION

7.1           INO and ONCSD are responsible for notifying each other promptly of any known or suspected infringement of ONCSD PATENT RIGHTS and INO PATENT RIGHTS, respectively, which may come to their attention after the EFFECTIVE DATE.  INO and ONCSD shall consult one another in a timely manner concerning an appropriate response to the infringement.

7.2           ONCSD may prosecute infringement of the INO PATENT RIGHTS at its own expense.  ONCSD shall not settle or compromise any such suit in a manner that imposes any obligations or restrictions on INO or grants any rights to the INO PATENT RIGHTS, without INO’s prior written permission.  Financial recoveries from any such litigation will first be applied to reimburse ONCSD for its litigation expenditures with additional recoveries being paid to ONCSD, subject to lost royalty due INO based on such infringement.

7.3           INO may prosecute infringement of the ONCSD PATENT RIGHTS at its own expense.  INO shall not settle or compromise any such suit in a manner that imposes any obligations or restrictions on ONCSD or grants any rights to the ONCSD PATENT RIGHTS, without ONCSD’s prior written permission.  Financial recoveries from any such litigation will first be applied to reimburse INO for its litigation expenditures with additional recoveries being paid to INO, subject to lost royalty due ONCSD based on such infringement.

7.4           ONCSD’s rights under Section 7.2 are subject to the continuing right of INO to intervene at INO’s own expense and join ONCSD in any claim or suit for infringement of the INO PATENT RIGHTS.  Any consideration received by INO or ONCSD in settlement of any claim or suit shall be shared between INO and ONCSD in proportion with each party’s share of the litigation expenses reasonably incurred in such infringement action.

7.5           INO’s rights under Section 7.3 are subject to the continuing right of ONCSD to intervene at ONCSD’s own expense and join INO in any claim or suit for infringement of the ONCSD PATENT RIGHTS.  Any consideration received by INO or ONCSD in settlement of any claim or suit shall be shared between INO and ONCSD in proportion with each party’s share of the litigation expenses reasonably incurred in such infringement action.

7.6           If ONCSD fails to prosecute any material infringement of INO PATENT RIGHTS, INO may prosecute such material infringement at its own expense.  In such event, financial recoveries will be entirely retained by INO.

7.7           If INO fails to prosecute any material infringement of ONCSD PATENT RIGHTS, ONCSD may prosecute such material infringement at its own expense.  In such event, financial recoveries will be entirely retained by ONCSD.

7.8           In any action to enforce any of the INO PATENT RIGHTS, or the ONCSD PATENT RIGHTS, either party, at the request and reasonable expense of the other party, shall cooperate to the fullest extent reasonably possible.  This provision shall not be construed to require either party to undertake any activities, including legal discovery, at the request of any third party, except as may be required by lawful process of a court of competent jurisdiction.

7.9           INO agrees and covenants not to sue ONCSD for patent infringement for ONCSD’s practice in the ONCSD FIELD based on patents owned or controlled (having rights to sue) by INO other than the INO PATENT RIGHTS provided ONCSD has not breached any of its obligations under this Agreement. However, in return, ONCSD agrees not to challenge the validity, ownership, inventorship, or other related right associated with a INO owned or licensed patent.

7.10         ONCSD agrees and covenants not to sue INO for patent infringement for INO’s practice in the INO FIELD based on patents owned or controlled (having rights to sue) by ONCSD other than the ONCSD PATENT RIGHTS provided INO has not breached any of its obligations under this Agreement. However, in return, INO agrees not to challenge the validity, ownership, inventorship, or other related right associated with a ONCSD owned or licensed patent.

8.                                       REPRESENTATIONS AND WARRANTIES; DISCLAIMER OF ADDITIONAL WARRANTIES; INDEMNIFICATION

8.1           INO represents and warrants to ONCSD that to its knowledge as of the date hereof:

8.1.1        INO has the full authority to execute and deliver this AGREEMENT.

8.1.2        No material claim by any third party contesting the validity, enforceability, licensability, use or ownership of any of such INO PATENT RIGHTS has been made, is currently outstanding or is threatened against INO.

8.1.3        No loss or expiration of any part of the INO PATENT RIGHTS is currently pending.

8.2           ONCSD represents and warrants to INO that to its knowledge as of the date hereof:

8.2.1        ONCSD has the full authority to execute and deliver this AGREEMENT.

8.2.2        No material claim by any third party contesting the validity, enforceability, licensability, use or ownership of any of such ONCSD PATENT RIGHTS has been made, is currently outstanding or is threatened against ONCSD.

8.2.3        No loss or expiration of any part of the ONCSD PATENT RIGHTS is currently pending.

8.3           EXCEPT AS SET FORTH IN SECTION 8.1, ALL TECHNOLOGY LICENSED UNDER THE INO PATENT RIGHTS IN THIS AGREEMENT ARE PROVIDED ON AN “AS IS” BASIS AND INO MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO.  BY WAY OF EXAMPLE, BUT NOT OF LIMITATION, INO MAKES NO REPRESENTATIONS OR WARRANTIES (i) OF COMMERCIAL UTILITY; (ii) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; OR (iii) THAT THE USE OF THE LICENSED TECHNOLOGY UNDER THIS AGREEMENT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADE SECRET OR TRADEMARK OR OTHER PROPRIETARY RIGHTS OF OTHERS.  INO SHALL NOT BE LIABLE TO ONCSD, ONCSD’S SUCCESSORS OR ASSIGNS OR ANY THIRD PARTY WITH RESPECT TO: ANY CLAIM ARISING FROM USE OF THE LICENSED TECHNOLOGY AND UNDER THIS AGREEMENT OR FROM THE MANUFACTURE, USE OR SALE OF THE LICENSED TECHNOLOGY; OR ANY CLAIM FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND.

8.4           EXCEPT AS SET FORTH IN SECTION 8.2, ALL TECHNOLOGY LICENSED UNDER THE ONCSD PATENT RIGHTS IN THIS AGREEMENT ARE PROVIDED ON AN “AS IS” BASIS AND ONCSD MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO.  BY WAY OF EXAMPLE, BUT NOT OF LIMITATION, ONCSD MAKES NO REPRESENTATIONS OR WARRANTIES (i) OF COMMERCIAL UTILITY; (ii) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; OR (iii) THAT THE USE OF THE LICENSED TECHNOLOGY UNDER THIS AGREEMENT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADE SECRET OR

TRADEMARK OR OTHER PROPRIETARY RIGHTS OF OTHERS.  ONCSD SHALL NOT BE LIABLE TO INO, INO’S SUCCESSORS OR ASSIGNS OR ANY THIRD PARTY WITH RESPECT TO: ANY CLAIM ARISING FROM USE OF THE LICENSED TECHNOLOGY AND UNDER THIS AGREEMENT OR FROM THE MANUFACTURE, USE OR SALE OF THE LICENSED TECHNOLOGY; OR ANY CLAIM FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND.

8.5                                Indemnity

8.5.1                        ONCSD shall defend, indemnify and hold harmless INO, its trustees, officers, agents and employees (individually, an “ONCSD Indemnified Party”, and collectively, the “ONCSD Indemnified Parties”), from and against any and all liability, loss, damage, action, claim or expense suffered or incurred by the ONCSD Indemnified Parties (including attorney’s fees and expenses) (individually, a “Liability”, and collectively, the “Liabilities”) that results from or arises out of:  (a) the development, use, manufacture, promotion, sale or other disposition of any technology covered by the INO PATENT RIGHTS by ONCSD, its assignees, sublicensees, vendors or other third parties; (b) any breach by ONCSD of this AGREEMENT; and (c) the enforcement by a ONCSD Indemnified Party of this Section.  Without limiting the foregoing, ONCSD shall defend, indemnify and hold harmless the ONCSD Indemnified Parties from and against any Liabilities resulting from:

8.5.1.1 any product liability or other claim of any kind related to the use by a third party of a technology covered by the INO PATENT RIGHTS that was manufactured, sold or otherwise disposed by ONCSD, its assignees, sublicensees, or agents, other than such Liabilities arising from or related to the inaccuracy of any representation or warranty of INO in Section 8.1 of this AGREEMENT; and

8.5.1.2 a claim by a third party that the design, composition, manufacture, use, sale, or other disposition of any technology covered by the INO PATENT RIGHTS infringes or violates any patent, copyright, trademark or other intellectual property rights of such third party, except to the extent that any such claim may relate to the inaccuracy of any representation or warranty in Section 8.1; and

8.5.1.3 clinical trials or studies conducted by or on behalf of ONCSD and/or its sublicensees relating to the technology covered by the INO PATENT RIGHTS, including, without limitation, any claim by or on behalf of a human subject of any such clinical trial or study.

8.5.2                        INO shall defend, indemnify and hold harmless ONCSD, its trustees, officers, agents and employees (individually, an “INO Indemnified Party”, and collectively, the “INO Indemnified Parties”), from and against any and all liability, loss, damage, action, claim or expense suffered or incurred by the INO Indemnified Parties (including attorney’s fees and expenses) (individually, a “Liability”, and collectively, the “Liabilities”) that results from or arises out of:  (a) the development, use, manufacture, promotion, sale or other disposition of any technology covered by the ONCSD PATENT RIGHTS by INO, its assignees, sublicensees, vendors or other third parties; (b) any breach by INO of this AGREEMENT; and (c) the enforcement by a INO Indemnified Party of this Section.  Without limiting the foregoing, INO shall defend, indemnify and hold harmless the INO Indemnified Parties from and against any Liabilities resulting from:

8.5.2.1 any product liability or other claim of any kind related to the use by a third party of a technology covered by the ONCSD PATENT RIGHTS that was manufactured, sold or otherwise disposed by INO, its assignees, sublicensees, or agents, other than such Liabilities arising from or related to the inaccuracy of any representation or warranty of ONCSD in Section 8.2 of this AGREEMENT; and

8.5.2.2 a claim by a third party that the design, composition, manufacture, use, sale, or other disposition of any technology covered by the ONCSD PATENT RIGHTS infringes or violates any patent, copyright, trademark or other intellectual property rights of such third party, except to the extent that any such claim may relate to the inaccuracy of any representation or warranty in Section 8.2; and

8.5.2.3 clinical trials or studies conducted by or on behalf of INO and/or its sublicensees relating to the technology covered by the ONCSD PATENT RIGHTS, including, without limitation, any claim by or on behalf of a human subject of any such clinical trial or study.

8.6 ONCSD is not permitted to settle or compromise any claim or action giving rise to Liabilities in a manner that imposes any restrictions or obligations on INO or grants any rights to the INO PATENT RIGHTS without INO’s prior written consent.  If ONCSD fails or declines to assume the defense of any such claim or action within thirty (30) days after notice thereof, INO may assume the defense of such claim or action for the account and at the risk of ONCSD, and any Liabilities related thereto shall be conclusively deemed a liability of ONCSD.  The indemnification rights of the parties or any other Indemnified Party contained herein are in addition to all other rights which the parties or such Indemnified Party may have at law or in equity or otherwise.

Similarly, INO is not permitted to settle or compromise any claim or action giving rise to Liabilities in a manner that imposes any restrictions or obligations on ONCSD or grants any rights to the ONCSD PATENT RIGHTS without ONCSD’s prior written consent.  If INO fails or declines to assume the defense of any such claim or action within thirty (30) days after notice thereof, ONCSD may assume the defense of such claim or action for the account and at the risk of INO, and any Liabilities related thereto shall be conclusively deemed a liability of INO.  The indemnification rights of the parties or any other Indemnified Party contained herein are in addition to all other rights which the parties or such Indemnified Party may have at law or in equity or otherwise.

9.                                       USE OF INO’S NAME

9.1 ONCSD and its employees and agents shall not use, and ONCSD shall not permit its sublicensees to use, INO’s name or any adaptation thereof, or any INO seal, logotype, trademark, or service mark, or the name, mark, or logotype of any INO representative or organization in any way without the prior written consent of INO.

9.2 INO and its employees and agents shall not use, and INO shall not permit its sublicensees to use, ONCSD’s name or any adaptation thereof, or any ONCSD seal, logotype, trademark, or service mark, or the name, mark, or logotype of any ONCSD representative or organization in any way without the prior written consent of ONCSD.

10.                                 ADDITIONAL PROVISIONS

10.1                          Nothing in this AGREEMENT shall be deemed to establish a relationship of principal and agent between INO and ONCSD, or between or among any of either party’s agents or employees for any purpose whatsoever, nor shall this AGREEMENT be construed as creating any other form of legal association or arrangement which would impose liability upon one party for the act or failure to act on behalf of the other party.

10.2                          Either party is not permitted to assign this AGREEMENT or any part of it to any person or entity other than its AFFILIATE, either directly or by operation of law, without the prior written consent of the other party, in its sole discretion.  Any prohibited assignment of this AGREEMENT or the rights hereunder shall be null and void.  No assignment relieves a party of its responsibility for the performance of any accrued obligations, which it has prior to such assignment.

10.3                          A waiver by either party of a breach of any provision of this AGREEMENT will not constitute a waiver of any subsequent breach of that provision or a waiver of any breach of any other provision of this AGREEMENT.

10.4                          Notices, payments, statements, reports and other communications under this AGREEMENT shall be in writing and shall be deemed to have been received as of the day after the date sent if sent by public courier (e.g., Federal Express) or by Express Mail, receipt requested, and addressed as follows:

If for INO:                              Inovio Pharmaceuticals, Inc.

1787 Sentry Parkway West

Building 18, Suite 400

Blue Bell, PA 19422

Attention: J. Joseph Kim

If for ONCSD:

OncoSec Medical Inc.
8th Floor - 200 South Virginia Street
Reno NV 89501
Attention:  Punit Dhillon
Fax No.: 858-777-5481

with a copy to:
Morrison Foerster

12531 High Bluff Drive, Suite 100

San Diego, CA 92130-2040

Attention: Steve Rowles

Fax No.: 858-720-5125

Either party may change its official address upon written notice to the other party and allow for ten (10) business days for the change to be effective.

10.5                          This AGREEMENT shall be construed and governed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflict of law provisions.  In the event that a party to this AGREEMENT perceives the existence of a dispute with the other party concerning any right or duty provided for herein, the parties will, as soon as practicable, confer in an attempt to resolve the dispute.  If the parties are unable to resolve such dispute amicably, then the parties hereby submit to the exclusive jurisdiction of and venue in the courts located in the Eastern District of the Commonwealth of Pennsylvania with respect to any and all disputes concerning the subject of this AGREEMENT.

10.6                          INO and ONCSD shall not discriminate against any employee or applicant for employment because of race, color, sex, sexual or affectional preference, age, religion, national or ethnic origin, handicap, or because he or she is a disabled veteran or a veteran of the Vietnam Era.

10.7                          Each party agrees that it shall comply with all prevailing laws, rules and regulations that apply to its activities or obligations under this AGREEMENT.

10.8                          If any provision of this AGREEMENT shall be held to be illegal, invalid or unenforceable, then such illegality, invalidity or unenforceability shall attach only to such provision, and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this AGREEMENT, and this AGREEMENT shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

10.9                          This AGREEMENT, including the attachments expressly referred to herein and attached, embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter.  This AGREEMENT may not be changed, modified, extended or terminated except by written amendment executed by an authorized representative of each party.

10.10                     All agreements, covenants, indemnities, obligations, rights, licenses, options, representations, and warranties set forth in this AGREEMENT or accrued prior to Termination or Expiration of this AGREEMENT will survive the execution, delivery, Termination, or Expiration of this AGREEMENT and remain in full effect, unless expressly provided otherwise herein.

[SIGNATURES BY PARTIES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this AGREEMENT to be executed by their duly-authorized representatives.

INOVIO PHARMACEUTICALS, INC.		ONCOSEC MEDICAL INCORPORATED

By: J. Joseph Kim		By: Punit Dhillon

Name:	/s/J. Joseph Kim	Name:	/s/Punit Dhillon

Title:	President and CEO	Title:	President and CEO

Date:	March 24, 2011	Date:	March 24, 2011

APPENDIX A

Inovio Ref #	Cntry	Type	Status	Serial No.	Filing Date	Patent No.	Issue Date

GTI-1160	US	CIP	GRANTED	08/46756	6-Jun-95	5702359	30-Dec-97

GTI-1160	US	CON	GRANTED	09/427151	25-Oct-99	6451002	17-Sep-02

GTI-1160	US	CON	GRANTED	10/053861	17-Jan-02	6567694	20-May-03

GTI-1160	US	DIV	GRANTED	09/551327	18-Apr-00	6418341	9-Jul-02

GTI-1160	US	REX	GRANTED	90/005590	15-Dec-99	5702359C1	28-Mar-06

GTI-1160	US	PCT	GRANTED	08/930168	10-Apr-95	5810762	22-Sep-98

GTI-1160	US		GRANTED	08/042039	1-Apr-93	5439440	8-Aug-95

GTI-1160	US	CIP	GRANTED	08/537265	29-Sep-95	5993434	30-Nov-99

GTI-1160	US	CON	GRANTED	10/177560	21-Jun-02	6569149	27-May-03

GTI-1160	US	CON	GRANTED	10/213514	6-Aug-02	6763264	13-Jul-04

GTI-1160	MX	PCT	GRANTED	PA/A/1997/006929	10-Apr-95	218786	21-Jan-04

GTI-1160	MX	PCT	GRANTED	PA/A/1997/008316	22-May-96	248023	13-Aug-07

GTI-1160	KR	PCT	GRANTED	706014/97	10-Apr-95	247255	10-Dec-99

GTI-1160	KR	PCT	GRANTED	708424/97	22-May-96	260238	4-Apr-00

GTI-1160	JP	PCT	GRANTED	530968/96	10-Apr-95	3338880	16-Aug-02

GTI-1160	GB	EDV	GRANTED	02008920.7	10-Apr-95	1240917	23-Jun-04

GTI-1160	GB	EPC	GRANTED	96916550.5	22-May-96	0874663	29-Sep-99

GTI-1160	FR	EDV	GRANTED	02008920.7	10-Apr-95	1240917	23-Jun-04

GTI-1160	FR	EPC	GRANTED	96916550.5	22-May-96	0874663	29-Sep-99

GTI-1160	EP	DIV	GRANTED	02008920.7	10-Apr-95	1240917	23-Jun-04

GTI-1160	EP	PCT	GRANTED	96916550.5	22-May-96	0874663	29-Sep-99

GTI-1160	DE	EDV	GRANTED	02008920.7	10-Apr-95	1240917	23-Jun-04

GTI-1160	DE	EPC	GRANTED	96916550.5	22-May-96	69604509.5	29-Sep-99

GTI-1160	CN	PCT	GRANTED	96194608.3	22-May-96	ZL96194608.3	26-May-04

GTI-1160	CA	PCT	GRANTED	2216131	10-Apr-95	2216131	5-Feb-02

GTI-1160	CA	PCT	GRANTED	2218255	22-May-96	2218255	20-Nov-01

GTI-1200	ZA		GRANTED	98/7596	21-Aug-98	98/7596	31-Aug-99

GTI-1200	US	CIP	GRANTED	09/177678	22-Oct-98	6241701	5-Jun-01

GTI-1200	US	CON	GRANTED	09/861016	18-May-01	6516223	4-Feb-03

GTI-1200	US	DIV	GRANTED	09/189062	9-Nov-98	6233482	15-May-01

GTI-1200	US	DIV	GRANTED	09/189360	9-Nov-98	6181964	30-Jan-01

GTI-1200	US	DIV	GRANTED	09/189070	9-Nov-98	6068650	30-May-00

GTI-1200	US		GRANTED	08/905240	1-Aug-97	6055453	25-Apr-00

GTI-1200	US	CON	GRANTED	09/900601	5-Jul-01	7412284	12-Aug-08

GTI-1200	US	DIV	GRANTED	09/227417	8-Jan-99	6216034	10-Apr-01

GTI-1200	US	DIV	GRANTED	09/227416	8-Jan-99	6014584	11-Jan-00

GTI-1200	KR	PCT	GRANTED	10-1999-7002781	31-Jul-98	756252	31-Aug-07

GTI-1200	JP	DIV	GRANTED	2002-57679	31-Jul-98	4180285	5-Sep-08

GTI-1200	HK	PCT	GRANTED	00106147.9	31-Jul-98	1027049	28-Apr-06

GTI-1200	CN	PCT	GRANTED	98801461.0	31-Jul-98	98801461.0	7-Sep-05

GTI-1200	CN-2	PCT	GRANTED	200510084733.9	31-Jul-98	1768873	28-Jan-11

GTI-1200	CA	PCT	GRANTED	2268026	31-Jul-98	2268026	29-Jul-03

GTI-1200	AU	PCT	GRANTED	86823/98	31-Jul-98	734343	27-Sep-01

GTI-1200	AU	PCT	GRANTED	17074/00	21-Oct-99	767814	11-Mar-04

GTI-1200	AR		GRANTED	P990105331	21-Oct-99	AR020932B1	30-May-06

GTI-1200	EP	PCT	GRANTED	98938256.9	31-Jul-98	999867	08-Sep-2010

GTI-1200	DE	PCT	GRANTED	98938256.9	31-Jul-98	999867	08-Sep-2010

GTI-1200	FR	PCT	GRANTED	98938256.9	31-Jul-98	999867	08-Sep-2010

GTI-1200	GB	PCT	GRANTED	98938256.9	31-Jul-98	999867	08-Sep-2010

GTI-1200	CN	DIV	GRANTED	200510084733.9	31-Jul-98	1768873	28-Jan-2011

GTI-1360	US	CIP	GRANTED	10/339708	8-Jan-03	7171264	30-Jan-07

GTI-1360	US		GRANTED	09/567404	8-May-00	6520950	18-Feb-03

GTI-1250	US		GRANTED			6120493	19-Sep-2000

GTI-1250	US	CON	GRANTED			6208893	27-Mar-2001

GTI-1110	US	CON	GRANTED			7181271	20-Feb-2007

GTI-1230	US	CON	GRANTED			6865416	08-Mar-2005

GTI-1230	US		GRANTED			6347247	12-Feb-2002

GTI-1230	EP		PENDING	99922830.7	07-May-1999

GTI-1250	US		GRANTED			6009347	28-Dec-1999

APPENDIX B

Inovio Ref #	Cntry	Type	Status	Serial No.	Filing Date	Patent No.	Issue Date

GTI-1130	AU	PCT	Granted	49883/99	13-Jul-1999	770092	27-May-2004
GTI-1130	CA	PCT	Published	2337652	13-Jul-1999
GTI-1130	EP	PCT	Published	99933937.7	13-Jul-1999
GTI-1130	US	ORD	Granted	09/352809	13-Jul-1999	6697669	24-Feb-2004
GTI-1130	US	CIP	Granted	10/165657	07-Jun-2002	6678556	13-Jan-2004
GTI-1130	US	CON	Granted	10/756946	13-Jan-2004	7570992	04-Aug-2009
GTI-1130	US	CIP	Granted	09/625825	26-Jul-2000	6654636	25-Nov-2003
GTI-1130	US	CIP	Granted	10/233007	30-Aug-2002	6972013	06-Dec-2005
GTI-1130	US	CON	Published	11/291459	30-Nov-2005
GTI-1370	AU	PCT	Granted	41771/00	23-Mar-2000	778736	14-Apr-2005
GTI-1370	EP	PCT	Published	00921451.1	23-Mar-2000
GTI-1370	TW	ORD	Granted	89105497	11-Apr-2000	NI-153798	06-Aug-2002
GTI-1370	US	DIV	Granted	10/215963	08-Aug-2002	7054685	30-May-2006
GTI-1370	US	ORD	Granted	09/535683	23-Mar-2000	6678558	13-Jan-2004
GTI-1530	AT	EPC	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006
GTI-1530	AU	PCT	Granted	14354/95	13-Dec-1994	691237	27-Aug-1998
GTI-1530	AU	PCT	Granted	68821/98	02-Apr-1998	741399	14-Mar-2002
GTI-1530	AU	PCT	Granted	21969/00	17-Dec-1999	763535	06-Nov-2003
GTI-1530	CA	PCT	Granted	2185024	13-Dec-1994	2185024	08-May-2001
GTI-1530	CA	PCT	Published	2311474	02-Apr-1998
GTI-1530	CH	EPC	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006
GTI-1530	DE	EPC	Granted	95905926.2	13-Dec-1994	P69426210.2	25-Oct-2000
GTI-1530	DE	EPC	Granted	98914475.3	02-Apr-1998	69806794.0	24-Jul-2002
GTI-1530	DE	EPC	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006
GTI-1530	EP	PCT	Granted	95905926.2	13-Dec-1994	0751802	25-Oct-2000
GTI-1530	EP	PCT	Granted	98914475.3	02-Apr-1998	1028777	24-Jul-2002
GTI-1530	EP	PCT	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006

GTI-1530	ES	EPC	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006
GTI-1530	FR	EPC	Granted	95905926.2	13-Dec-1994	0751802	25-Oct-2000
GTI-1530	FR	EPC	Granted	98914475.3	02-Apr-1998	1028777	24-Jul-2002
GTI-1530	FR	EPC	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006
GTI-1530	GB	EPC	Granted	95905926.2	13-Dec-1994	0751802	25-Oct-2000
GTI-1530	GB	EPC	Granted	98914475.3	02-Apr-1998	1028777	24-Jul-2002
GTI-1530	GB	EPC	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006
GTI-1530	IT	EPC	Granted	95905926.2	13-Dec-1994	0751802	25-Oct-2000
GTI-1530	IT	EPC	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006
GTI-1530	JP	PCT	Granted	525651/95	13-Dec-1994	3554935	21-May-2004
GTI-1530	NL	EPC	Granted	99966432.9	17-Dec-1999	1140283	08-Mar-2006
GTI-1530	TW	ORD	Granted	87106879	05-May-1998	NI-108036	01-Sep-1999
GTI-1530	US	CIP	Granted	08/219970	30-Mar-1994	5462520	31-Oct-1995
GTI-1530	US	ORD	Granted	07/931061	17-Aug-1992	5318514	07-Jun-1994
GTI-1530	US	CIP	Granted	08/310647	22-Sep-1994	5464386	07-Nov-1995
GTI-1530	US	CIP	Granted	08/552200	02-Nov-1995	5688233	18-Nov-1997
GTI-1530	US	CIP	Granted	08/964436	04-Nov-1997	6009345	28-Dec-1999
GTI-1530	US	CIP	Granted	09/213782	17-Dec-1998	5968006	19-Oct-1999
GTI-1540	DE	EPC	Granted	95925349.3	27-Jun-1995	69502733.6	27-May-1998
GTI-1540	EP	PCT	Granted	95925349.3	27-Jun-1995	0788392	27-May-1998
GTI-1540	GB	EPC	Granted	95925349.3	27-Jun-1995	0788392	27-May-1998
GTI-1540	US	CIP	Granted	08/328895	25-Oct-1994	6132419	17-Oct-2000
GTI-1540	US	CIP	Granted	08/304584	12-Sep-1994	5501662	26-Mar-1996
GTI-2010	AU	PCT	Pending	PCT/US2009/000273	28-Jun-2010
GTI-2010	CA	PCT	Pending	2710408	21-Jun-2010
GTI-2010	CN	PCT	Pending	PCT/US2009/000273	23-Jul-2010
GTI-2010	EP	PCT	Pending	09702445.9	16-Jan-2009
GTI-2010	IN	PCT	Pending	4726/DELNP/2010	30-Jun-2010
GTI-2010	JP	PCT	Pending	PCT/US2009/000273	15-Jul-2010
GTI-2010	KR	PCT	Pending	10-2010-7018104	16-Aug-2010
GTI-2010	US	ORD	Pending	12836163	14-Jul-2010

GTI-2010	WO	ORD	Published	PCT/US2009/000273	16-Jan-2009
GTI-5000	AT	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	AU	PCT	Granted	69906/98	03-Apr-1998	733628	30-Aug-2001
GTI-5000	BE	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	CA	PCT	Granted	2285056	03-Apr-1998	2285056	14-Dec-2004
GTI-5000	CH	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	CN	PCT	Granted	98803980.X	03-Apr-1998	ZL98803980.X	24-Apr-2006
GTI-5000	DE	EPC	Granted	98909691.2	03-Apr-1998	DE69835761.2-08	30-Aug-2006
GTI-5000	DK	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	EA	PCT	Granted	199900882	03-Apr-1998	002087	24-Dec-2001
GTI-5000	EP	PCT	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	ES	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	FR	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	GB	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	IE	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	IT	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	KR	PCT	Granted	1999-7009009	03-Apr-1998	427786	07-Apr-2004
GTI-5000	KZ	EUC	Granted	199900882	03-Apr-1998	2087	24-Dec-2001
GTI-5000	LU	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	MX	PCT	Granted	999026	03-Apr-1998	253159	09-Jan-2008
GTI-5000	NL	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	NO	PCT	Granted	19994820	03-Apr-1998	327806	28-Sep-2009
GTI-5000	NZ	PCT	Granted	337853	03-Apr-1998	337853	08-Jul-2002
GTI-5000	RU	EUC	Granted	199900882	03-Apr-1998	2087	24-Dec-2001
GTI-5000	SE	EPC	Granted	98909691.2	03-Apr-1998	1023107	30-Aug-2006
GTI-5000	US	CIP	Granted	09/565140	05-May-2000	6261281	17-Jul-2001
GTI-5000	US	ORD	Granted	09/055084	03-Apr-1998	6110161	29-Aug-2000
GTI-5000	US	CON	Granted	10/141561	07-May-2002	6610044	26-Aug-2003
GTI-5000	US	CON	Granted	10/620271	14-Jul-2003	6958060	25-Oct-2005
GTI-5000	US	ORD	Allowed	12/070233	15-Feb-2008
GTI-5001	AU	DIV	Pending	2009202678	01-Jul-2009

GTI-5001	CA	PCT	Published	2491000	04-Jul-2003
GTI-5001	CN	PCT	Granted	03820724.9	04-Jul-2003	03820724.9	28-Apr-2010
GTI-5001	EA	PCT	Granted	200401558	04-Jul-2003	009203	28-Dec-2007
GTI-5001	EP	PCT	Published	03762794.0	04-Jul-2003
GTI-5001	HK	PCT	Published	05108751.7	04-Jul-2003
GTI-5001	IN	PCT	Pending	4137/DELNP/2004	04-Jul-2003
GTI-5001	JP	PCT	Granted	2004-518966	04-Jul-2003	4461012	19-Feb-2010
GTI-5001	JP	DIV	Published	2009-279074	09-Dec-2009
GTI-5001	MX	PCT	Granted	PA/A/2005/000155	04-Jul-2003	277428	21-Jul-2010
GTI-5001	NZ	DIV	Granted	562306	04-Jul-2003	562306	08-Oct-2009
GTI-5001	NZ	DIV	Granted	566578	04-Jul-2003	566578	12-Nov-2009
GTI-5001	RU	EUC	Granted	200401558	04-Jul-2003	9203	28-Dec-2007
GTI-5001	US	ORD	Granted	10/612304	03-Jul-2003	7328064	05-Feb-2008
GTI-5001	US	CON	Published	11/985825	16-Nov-2007
GTI-5001	ZA	PCT	Granted	2005/0058	04-Jul-2003	2005/0058	29-Mar-2006
GTI-7001	AU	PCT	Pending	2007215263	09-Feb-2007
GTI-7001	CA	PCT	Published	2635437	09-Feb-2007
GTI-7001	CA	ORD	Pending	2686855	16-May-2008
GTI-7001	CN	PCT	Pending	200780002313.9	09-Feb-2007
GTI-7001	EP	PCT	Published	07750450.4	09-Feb-2007
GTI-7001	EP	ORD	Published	08767759.7	20-Nov-2009
GTI-7001	IN	PCT	Pending	6100/DELNP/2008	11-Jul-2008
GTI-7001	JP	PCT	Published	2008-554405	09-Feb-2007
GTI-7001	KR	PCT	Published	7019463/2008	09-Feb-2007
GTI-7001	MX	PCT	Pending	MX/A/2008/008981	09-Feb-2007
GTI-7001	NO	PCT	Pending	20083811	09-Feb-2007
GTI-7001	US	ORD	Published	11/704591	09-Feb-2007
GTI-7001	US	CIP	Published	11/894653	20-Aug-2007
GTI-7001	WO	ORD	Published	PCT/US2008/006311	16-May-2008
GTI-1220	US		GRANTED			6027488	22-Feb-00
GTI-1220	US	DIV	GRANTED			6746441	08-Jun-04
GTI-1590	US	ORD	GRANTED			6192270	20-Feb-01
GTI-1560	US	ORD	GRANTED			6150148	21-Nov-00

Inovio Ref #	Cntry	Type	Status	Publication	Filing Date	Patent No.	Issue Date
	US	ORD	GRANTED			6528315	4-Mar-03
	PCT			WO 99/01157
	EP		GRANTED	WO 99/01157		0991425	30-Sep-05
	AT		GRANTED	WO 99/01157		0991425	30-Sep-05
	DE		GRANTED	WO 99/01157		0991425	30-Sep-05
	FR		GRANTED	WO 99/01157		0991425	30-Sep-05
	NO		GRANTED	WO 99/01157		0991425	30-Sep-05
	GB		GRANTED	WO 99/01157		0991425	30-Sep-05
	CH		GRANTED	WO 99/01157		0991425	30-Sep-05
	GB		GRANTED	WO 99/01157		0991425	30-Sep-05
	JP			WO 99/01157
	MX			WO 99/01157
	US		GRANTED			6939862	6-Sep-05
	PCT			WO 99/001158
	EP		GRANTED	WO 99/001158		0991426
	GB		GRANTED	WO 99/001158		0991426
	BE		GRANTED	WO 99/001158		0991426
	FR		GRANTED	WO 99/001158		0991426
	DE		GRANTED	WO 99/001158		0991426
	IT		GRANTED	WO 99/001158		0991426
	CH		GRANTED	WO 99/001158		0991426
	NO		GRANTED	WO 99/001158		0991426